Exhibit 10.21

September 4, 2009

Lakeland Industries, Inc.
701-07 Koehler Avenue
Ronkonkoma, New York 11779
Attention: Christopher J. Ryan, Chief Executive Officer
and Gary Pokrassa, Chief Financial Officer

Re:           Default Under the Loan Agreement

Dear Mr. Ryan and Mr. Pokrassa:

Reference is hereby made to that certain Loan Agreement dated as of July 7, 2005 (as amended, the “Agreement”), by and between LAKELAND INDUSTRIES, INC. (the “Borrower”), and WACHOVIA BANK, NATIONAL ASSOCIATION (the “Bank”).  Capitalized terms used herein and not otherwise defined shall have the meaning provided in the Agreement.

Pursuant to the terms of the Agreement, the Borrower requested and the Bank made a certain Revolving Loan in the original principal amount of $25,000,000.00.  Pursuant to the terms of a certain Third Modification to the Note and Loan Agreement and Reaffirmation of the Guaranty dated as of May 13, 2008 and evidenced by a Second Amended and Restated Note dated as of May 13, 2008 (the “Second Amended Note”), the principal amount of the Revolving Loan was increased to $30,000,000.00.  The Loans are guaranteed by Laidlaw, Adams & Peck, Inc.; Lakeland de Mexico S.A. de C.V.; Lakeland Industries Europe Limited; Lakeland Protective Wear Inc.; Dao Maytung Healthcare Co., Ltd.; Weifang Lakeland Safety Products Co., Ltd.; Weifang Meiyang Protective Products Co., Ltd.; Industrias Lakeland S.A. de C.V.; Lakeland Protective Real Estate, Inc.; Lakeland Industries, Inc.; Agencia en Chile; Lakeland Japan, Inc.; RFB Lakeland Industries Private Limited; and Lakeland India Private Limited, Lakeland Gloves and Safety Apparel Private Limited (each herein a “Guarantor”).

As of the date hereof, the Borrower is not in compliance with the Funded Debt to EBITDA covenant for the fiscal quarter ending July 31, 2009, set forth in that Section of the Agreement entitled “Financial Covenants” and, therefore, an Event of Default, as defined in the Second Amended Note, currently exists (the “Existing Default”).  The Bank hereby gives notice to the Borrower and, by copy of this letter, to each Guarantor, of the Existing Default and hereby waives the Existing Default.

Notwithstanding the foregoing, the Bank hereby advises the Borrower and each Guarantor that the Bank reserves all of its rights and remedies under the Agreement and the Loan Documents.  To ensure that there is no misunderstanding, we would like to emphasize that (i) the Bank has not waived any existing or future Defaults or Events of Default under the Agreement (except for the Existing Default), (ii) the Bank is not obligated in any way to forbear from enforcing its rights or remedies under the Agreement, the Loan Documents, the Guaranty or any other instrument, document or agreement which evidences, governs or secures the Loans under all applicable law, all rights with respect to which are expressly reserved by the Bank, (iii) except as set forth herein with respect to the Existing Default, neither the Borrower nor any Guarantor should assume that the Borrower has any commitment from the Bank to forbear or “stand still” and (iv) no past or future forbearance on the part of any of the Bank should be viewed as a limitation upon or waiver of the absolute right and privilege of the Bank to exercise any remedies that currently (except for the Existing Default) or may in the future exist.

Except as set forth herein, the Loan Agreement, the Second Amended Note, and all other Loan Documents shall remain unmodified and in full force and effect.

Please acknowledge your acceptance and each Guarantor’s acceptance of the agreement contained in this letter by signing in the space provided below.

Yours truly, Wachovia Bank, National Association By: /s/ Dan O’Donnell Dan O’Donnell, Senior Vice President Lakeland Industries, Inc. By: /s/ Gary Pokrassa Gary A. Pokrassa, Chief Financial Officer

Laidlaw, Adams & Peck, Inc.

By: /s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Lakeland de Mexico S.A. de C.V.

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Lakeland Industries Europe Limited

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Lakeland Protective Wear Inc.

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Qing Dao Maytung Healthcare Co., Ltd.

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Weifang Lakeland Safety Products Co., Ltd.

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Weifang Meiyang Protective Products Co., Ltd.

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Industrias Lakeland S.A. de C.V.

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Lakeland Protective Real Estate, Inc.

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Lakeland Industries, Inc., Agencia en Chile

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Lakeland Japan, Inc.

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

RFB Lakeland Industries Private Limited

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Lakeland India Private Limited

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Lakeland Gloves and Safety Apparel Private Limited

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Chief Financial Officer

Qualytextil S.A.

By:/s/ Gary Pokrassa

Gary A. Pokrassa, Director

cc:  Matthew C. Susman, Esq.